Fees Summary	Mar. 06, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 7,243,893.00
Previously Paid Amount	0.00
Total Fee Amount	1,000.38
Total Offset Amount	0.00
Net Fee	$ 1,000.38